UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2008

MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	0-30877 (Commission File Number)	77-0481679 (I.R.S. Employer Identification No.)

Canon’s Court

22 Victoria Street

Hamilton HM 12

Bermuda

(Address of principal executive offices)

(441) 296-6395

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On May 21, 2008, the executive compensation committee of the board of directors (the “Board”) of Marvell Technology Group Ltd. (the “Company”) approved a formal corporate policy for non-business use of our corporate aircraft and approved its use for one personal use trip in the fiscal year ended February 2, 2008 by Dr. Sehat Sutardja, our chief executive officer.  Ms. Weili Dai, the director of strategic marketing and business development of Marvell Semiconductor, Inc. and the spouse of Dr. Sehat Sutardja, accompanied Dr. Sutardja on the trip.  This policy permits personal use of our corporate aircraft only by the chief executive officer (the “CEO”) of the Company.  The CEO may use our corporate aircraft for three personal trips annually.  Any additional personal use of our corporate aircraft by the CEO requires the approval of the executive compensation committee.

A copy of the corporate policy for non-business use of our corporate aircraft is being filed hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein in its entirety by reference.

Item 8.01 Other Events.

On May 22, 2008, the Company issued a press release announcing that it currently plans to hold its 2008 annual general meeting of shareholders at 3:30 p.m., Pacific time, on Friday, July 11, 2008, at the Hyatt Regency Hotel, Santa Clara Convention Center, 5101 Great America Parkway, Santa Clara, California 95054 (the “Annual Meeting”).  Shareholders of record as of the close of business on May 23, 2008 are entitled to notice of and vote at the Annual Meeting.

Deadline for Shareholder Proposals Pursuant to Rule 14a-8

As set forth in the Company’s proxy statement for the 2007 annual general meeting of shareholders, the Company previously set a deadline for the receipt of any shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for inclusion in the Company’s proxy materials for the Annual Meeting.  The deadline for the receipt of shareholder proposals for the Annual Meeting under Rule 14a-8 has passed.

Deadline for Shareholder Proposals Not Pursuant to Rule 14a-8

As set forth in the Company’s proxy statement for the 2007 annual general meeting of shareholders, shareholder proposals, including director nominations, may also be made at the Annual Meeting in accordance with the terms of the Company’s Bye-Laws and the applicable provisions of the Bermuda Companies Act of 1981.

The press release constitutes public announcement of the date of the Annual Meeting for purposes of Bye-Law 32 of the Company’s Bye-Laws.

The text of the press release is being filed hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein in its entirety by reference.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
10.1	Policy for Non-Business Use of Corporate Aircraft.
99.1	Press release dated May 22, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 23, 2008

MARVELL TECHNOLOGY GROUP LTD.

By:	/s/ George de Urioste
George de Urioste
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Policy for Non-Business Use of Corporate Aircraft.
99.1	Press release dated May 22, 2008.